UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 5, 2015 (December 31, 2014)

People’s United Financial, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33326	20-8447891
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

850 Main Street, Bridgeport, CT		06604
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (203) 338-7171

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) As previously reported, Kirk W. Walters resigned from his position as Chief Financial Officer of People’s United Financial, Inc. (the “Company”) effective December 31, 2014. Mr. Walters remains a Senior Executive Vice President of the Company with responsibility for corporate development and strategic planning.

(c) R. David Rosato has been appointed to the position of Chief Financial Officer of the Company effective January 1, 2015. Mr. Rosato, who is 53 years old, has served as a Senior Executive Vice President of the Company and of the Company’s principal operating subsidiary, People’s United Bank (the “Bank”), and as Chief Financial Officer of the Bank since April 14, 2014. Prior to that date, Mr. Rosato had served as Senior Vice President and Treasurer of the Bank and the Company since 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

People’s United Financial, Inc.
(Registrant)

Date: January 5, 2015	By:	/s/ Eric J. Appellof
(Signature)

	Name:	Eric J. Appellof
	Title:	First Vice President and Corporate Counsel

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